Exhibit 10.33

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PUBLIC HEALTH SERVICE

First Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by The National Eye Institute (NEI), an Institute or Center (hereinafter referred to as the “IC”) of the NIH and Curative Biotechnology (Formerly dba Connectyx Technologies Holdings Group, Inc.) hereinafter referred to as the “Licensee”, having offices at 1825 NW Corporate Boulevard, Suite 110, Boco Raton, FL 33431, created and operating under the laws of Florida.

Tax ID No.: 26-1412177

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First AMENDMENT TO L-088-2021-0

This is the first amendment (“First Amendment”) of the agreement by and between the IC and Licensee having an Effective Date of February 2, 2021 and having IC Reference Number L-088-2021-0 (“Agreement”). This First Amendment, having IC Reference Number L-088-2021-1 includes, in addition to the amendments made below, 1)

a Signature Page, 2) Attachment 1 (Royalty Payment Information).

WHEREAS, the IC and the Licensee desire that the Agreement be amended a first time as set forth below in order to extend the original license term, due to Covid-19 pandemic related delays. The extended license term is deemed necessary to permit the Licensee time to complete fundraising for an expected New York Stock Exchange uplisting and to complete cGMP manufacture of the Test Article (an ocular metformin formulation for eye-drop administration) which will be utilized in clinical studies under an NEI CRADA (NCI03434).

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the IC and the Licensee, intending to be bound, hereby mutually agree to the following:

1) At the time of the execution of this Agreement, Connectyx Technologies Holdings Group was referred to as the Licensee. Connectyx Technologies Holdings Group is now removed as the name of the Licensee, and the Licensee’s new name, Curative Biotechnology, is added as the Licensee. All references to “Connectyx Technologies Holdings Group” in the Agreement are changed to “Curative Biotechnology”.

2) Paragraph 2.6 shall now read:

“Effective Date” means, provided that all conditions have been fulfilled under paragraph 13.1(a-c) for this Agreement taking effect and the authorized signatories of all Parties to this Agreement have signed, February 2, 2021.”

3) Paragraph 13.2 shall now read:

“This Agreement shall take effect on the Effective Date (February 2, 2021), and shall expire (unless sooner terminated as provided in this Article 13) either:

(a) Fifty (50) months from the Effective Date (February 2, 2021-April 2, 2025), if not extended in accordance with 13.2; or,

(b) if Licensee has (i) paid to the IC the License Extension Royalty as specified in Appendix C (IV), and (ii) provided IC written evidence of commercially reasonable progress toward Licensee-sponsored clinical studies of a Licensed Product and adherence with the Commercial Development Plan, (such evidence may include, but is not limited to, completed experiments showing non-clinical pharmacology or toxicology data, and any completed regulatory filings), on the date of the last to expire of the

Licensed Patent Rights.”

4) Appendix C shall now read:

II. “The Licensee agrees to pay to the IC a nonrefundable annual royalty in the amount of five thousand dollars ($5,000) as follows:

(a) The first annual royalty is due March 1, 2025, and

(b) Subsequent annual royalty payments are due and payable on January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year.”

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IV. “License Extension Royalty: Prior to expiration of this Agreement on April 2, 2025, fifty (50) months from the Effective Date (February 2, 2021), Licensee may pay an optional, one-time, nonrefundable, noncreditable License Extension Royalty of forty-five thousand dollars ($45,000) to extend the expiration date of this Agreement in accordance with paragraph 13.2(b).”

5) Appendix D shall now read:

“I. On or before Five (5) months from the Effective Date, initiate any pre-clinical study activities, as needed, under target points of 2.l and 3.1 in the Commercial Development Plan;

II. On or before sixty (60) months from the Effective Date, complete a Phase 1 Clinical Study or initiate a Phase 2 Clinical Study for treatment of a first indicated disease within the Field of Use using a Licensed Product;

III. On or before seventy-two (72) months from the Effective Date, complete a Phase 2 Clinical Study or initiate a Phase 3 Clinical Study for treatment of a first indicated disease within the Field of Use using a Licensed Product;

IV. On or before ninety-six (96) months from the Effective Date, complete a First Commercial Sale of a Licensed Product to treat a first indicated disease within the Field of Use;

V. On or before ninety-six (96) months from the Effective Date, initiate clinical studies for treatment of an at least a second indicated disease within the Field of Use using a Licensed Product;

VI. On or before one hundred and twenty (120) months, complete a First Commercial Sale of a Licensed Product to treat at least a second indicated disease with the Field of Use.”

6) Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the IC an amendment issue royalty in the sum of Five Thousand US Dollars ($5,000), and payment options may be found in Attachment 2.

7) In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

8) All terms and conditions of the Agreement not herein amended remain binding and in effect.

9) The terms and conditions of this First Amendment shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page.

10) This First Amendment is effective on February 2, 2024, upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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FIRST AMENDMENT TO L-088-2021-0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:

_____________________________________________ _______________

Mala Dutta, Ph.D. Date

Technology Development Coordinator National Eye Institute National Institutes of Health

Address for Agreement notices and reports:

E-mail: LicenseNotices_Reports@mail.nih.gov (preferred)

Mail: License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6701 Rockledge Drive, Suite 700, MS 7788

Bethesda, Maryland 20892 U.S.A.

(For courier deliveries please check https://www.ott.nih.gov/licensing/license-noticesreports)

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For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

_____________________________________________ _______________

Signature of Authorized Official Date

Paul Michaels, Chairman

Curative Biotechnology

1825 NW Corporate Blvd, Suite 110

Boca Raton, Florida 33431 Name:

I. Official and Mailing Address for Agreement notices:

Paul Michaels, Chairman

Curative Biotechnology

1825 NW Corporate Blvd, Suite 110

Boca Raton, Florida 33431

Mailing Address:

Curative Biotechnology

1825 NW Corporate Blvd, Suite 110

Boca Raton, Florida 33431

II. Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Paul Michaels, Chairman

Curative Biotechnology

1825 NW Corporate Blvd, Suite 110

Boca Raton, Florida 33431

pmichaels@curativebiotech.com

561 907 8990

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1 – ROYALTY PAYMENT INFORMATION

New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

Credit and Debit Card Payments: Credit and debit card payments can be submitted for amounts up to $24,999.

Submit your payment through the U.S. Treasury web site located at: https://www.pay.gov/public/form/start/28680443.

Automated Clearing House (ACH) for payments through U.S. banks only

The IC encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov/public/form/start/28680443. Please note that the IC “only” accepts ACH payments through this U.S. Treasury web site.

Electronic Funds Wire Transfers: The following account information is provided for wire payments.

In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE:

Please provide the following instructions to your Financial Institution for the remittance of Fedwire payments to the NIH ROYALTY FUND.

Fedwire

Field Tag Fedwire Field Name Required Information

{1510} Type/Subtype 1000

{2000} Amount (enter payment amount)

{3400} Receiver ABA routing number* 021030004

{3400} Receiver ABA short name TREAS NYC

{3600} Business Function Code CTR (or CTP)

{4200} Beneficiary Identifier (account number) (enter 12 digit gateway account #) 875080031006

{4200} Beneficiary Name (enter agency name associated with the Beneficiary Identifier) DHHS / NIH (75080031)

{5000} Originator (enter the name of the originator of the payment) COMPANY NAME

{6000} Originator to Beneficiary Information – Line 1 (enter information to identify the purpose of the payment) ROYALTY

{6000} Originator to Beneficiary Information – Line 2 (enter information to identify the purpose of the payment) LICENSE NUMBER

{6000} Originator to Beneficiary Information – Line 3 (enter information to identify the purpose of the payment)

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INVOICE NUMBER

Fedwire

Field Tag Fedwire Field Name Required Information

{6000} Originator to Beneficiary Information – Line 4 (enter information to identify the purpose of the payment)

Notes:

*The financial institution address for Treasury’s routing number is 33 Liberty Street, New York, NY 10045. Agency Contacts: Office of Technology Transfer (OTT) (301) 496-7057 OTT-Royalties@mail.nih.gov

Drawn on a foreign bank account via FEDWIRE:

The following instructions pertain to the Fedwire Network. Deposits made in US Dollars (USD).

Should your remitter utilize a correspondent US domestic bank in transferring electronic funds, the following

Fedwire instructions are applicable.

Fedwire

Field Tag Fedwire Field Name Required Information

{1510} Type/Subtype 1000

{2000} Amount (enter payment amount)

{3100} Sender Bank ABA routing number (enter the US correspondent bank’s ABA routing number)

{3400} Receiver ABA routing number* 021030004

{3400} Receiver ABA short name TREAS NYC

{3600} Business Function Code CTR (or CTP)

{4200} Beneficiary Identifier (account number)** (enter 12 digit gateway account #) 875080031006

{4200} Beneficiary Name (enter agency name associated with the Beneficiary Identifier) DHHS / NIH (75080031)

{5000} Originator (enter the name of the originator of the payment) COMPANY’S NAME

{6000} Originator to Beneficiary Information – Line 1 (enter information to identify the purpose of the payment) ROYALTY

{6000} Originator to Beneficiary Information – Line 2 (enter information to identify the purpose of the payment) LICENSE NUMBER

{6000} Originator to Beneficiary Information – Line 3 (enter information to identify the purpose of the payment) INVOICE NUMBER

{6000} Originator to Beneficiary Information – Line 4 (enter information to identify the purpose of the payment)

Notes:

*The financial institution address for Treasury’s routing number is 33 Liberty Street, New York, NY 10045.

**Anything other than the 12 digit gateway account # will cause the Fedwire to be returned – SWIFT CODE:

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FRNYUS33

Agency Contacts:

Office of Technology Transfer (OTT) (301) 496-7057 OTT-Royalties@mail.nih.gov

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health

P.O. Box 979071

St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

3180 Rider Trail S.

Earth City, MO 63045

Phone: (800) 495-4981

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health

Office of Technology Transfer

License Compliance and Administration

Royalty Administration

6701 Rockledge Drive

Suite 700, MSC 7788

Bethesda, Maryland 20892